Exhibit 99.1

BKV Announces $100 Million Share Repurchase Program

DENVER, CO - (December 18, 2025) - BKV Corporation (“BKV” or the “Company”) (NYSE: BKV) today announced that its Board of Directors has authorized a two-year share repurchase program pursuant to which the Company may repurchase from time to time up to $100 million of the Company’s outstanding common stock.

The Company may repurchase shares of its common stock through open market purchases, block trades, 10b5-1 plans, or by means of privately negotiated purchases, in each case subject to compliance with the applicable provisions of federal and state securities laws and regulations.

The timing and total amount of any share repurchases will be determined at the discretion of the Company’s management based on a variety of factors, including economic and market conditions, the stock price, the Company’s liquidity requirements and priorities, regulatory requirements, applicable legal requirements and other factors. The repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended, modified, or discontinued at any time at the discretion of the Company’s Board of Directors.

Share repurchases are expected to be funded through available cash or borrowings under the Company’s existing reserve-based lending agreement.

“The authorization of this share repurchase program reflects our belief in the strength of BKV’s business and the value we are building through our closed-loop energy solutions strategy,” said Chris Kalnin, BKV Chief Executive Officer. “Through our disciplined approach to capital deployment, we intend to drive value for our shareholders while continuing to invest in high-impact growth opportunities.”

About BKV Corporation

Headquartered in Denver, Colorado, BKV Corporation is a forward-thinking, growth-driven energy company focused on creating value for its stockholders. BKV's core business is to produce natural gas from its owned and operated upstream assets. BKV’s overall business is organized into four business lines: natural gas production; natural gas gathering, processing and transportation; power generation; and carbon capture, utilization and sequestration. BKV (and its predecessor entity) was founded in 2015, and BKV and its employees are committed to building a different kind of energy company. BKV is one of the top 20 gas-weighted natural gas producers in the United States and the largest natural gas producer by gross operated volume in the Barnett Shale. BKV Corporation is the parent company for the BKV family of companies. For more information, visit the BKV website at www.bkv.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the share repurchase program. Forward-looking statements, which are not historical facts, include statements regarding BKV’s strategy, future operations, prospects, plans and objectives of management, and often contain words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “budget,” “plan,” “seek,” “envision,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict, including but not limited to assumptions, risks and uncertainties regarding its share repurchase program, capital strategy and liquidity needs as well as general economic and market conditions. As a result, actual results could differ materially from those indicated in these forward-looking statements. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements discussed in BKV’s filings with the SEC, including the risks and uncertainties addressed under the heading “Risk Factors” in BKV’s most recent Annual Report on Form 10-K filed and any subsequent Quarterly Reports on Form 10-Q. BKV undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

For BKV:

Investor Contacts

Michael Hall

BKV Corporation

Vice President, Investor Relations

investorrelations@bkvcorp.com

Caldwell Bailey

ICR, Inc.

BKVIR@icrinc.com